STARBOARD INVESTMENT TRUST

Cavalier Funds

Cavalier Dividend Income Fund	Cavalier Multi Strategist Fund
Cavalier Dynamic Growth Fund	Cavalier Non Traditional Fund
Cavalier Dynamic Total Return Fund	Cavalier Tactical Rotation Fund
Cavalier Fundamental Growth Fund	Cavalier Traditional Equity Fund
Cavalier High Income Fund	Cavalier Traditional Fixed Income Fund

Supplement to the Prospectus and
 Statement of Additional Information

September 9, 2015
This supplement to the Prospectus and Statement of Additional Information, each dated February 27, 2015 as supplemented on August 20, 2015, for the Cavalier Funds (each, a "Fund" and together, the "Funds"), all series of the Starboard Investment Trust (the "Trust"), updates the information described below.  For further information, please contact the Funds toll-free at 1-800-773-3863.  You may obtain additional copies of the Prospectuses and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.
On August 20, 2015, the Board determined that it was in the best interests of each Fund and its shareholders for each Fund to approve an Interim Investment Advisory Agreement (the "Interim Advisory Agreement") with Canter Compass Investments, Inc., doing business as Cavalier Investments ("Cavalier Investments"), an investment advisory firm registered with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. The Interim Advisory Agreement became effective on that day, August 20, 2015. This Interim Advisory Agreement supersedes the previous interim investment advisory agreement entered into with Compass Capital Corporation, which was effective from August 1, 2015.

Cavalier Investments is located at 50 Baintree Hill Office Park, Suite 105, Baintree, Massachusetts 02184-8734, provides day to day management of the Fund's investment portfolio pursuant to the Interim Advisory Agreement and earns a management fee with regard to each Fund as described below.

Cavalier Investments is owned by Compass Holding Group Inc. and Gregory Rutherford, and is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, but has no operating history managing registered investment companies. It was formed for the purpose of advising the Funds. The investment professionals of Cavalier Investments are responsible for developing, recommending and implementing the investment strategy of each Fund. The investment professionals of Cavalier Investments have significant experience managing individual investment portfolios. The team also has extensive knowledge of the managerial, operational and regulatory requirements of publicly registered investment companies. Cavalier Investments relies on its parent for certain investment, finance, accounting, legal and administrative services. Cavalier Investments is deemed to be controlled by Scott Chaisson, as majority shareholder of Compass Holding group Inc. and Gregory Rutherford as co-owner of Cavalier Investments.
Portfolio Managers
Scott Chaisson
Co-Portfolio Manager
Scott S. Chaisson is the Chairman and CEO of Compass Holdings Group in Braintree Massachusetts, a position he has held since July 2015. Mr. Chaisson shares primary responsibility for management of each Fund's investment portfolio and has served in this capacity since August 2015.  Compass Holdings Group consists of a Registered Investment Advisor (Compass Capital Corp) managing over $175 million and an Institutional Broker-Dealer (Compass Securities Corp) with over 35 advisors. Mr. Chaisson is a 22 year veteran of the investment industry holding several senior executive positions at Smith Barney, Bank of America and, most recently, President of Capital Guardian LLC, a boutique wealth and asset management firm.  In addition, Mr. Chaisson spent over 10 years as an army infantry officer serving in posts both domestically and overseas. Mr. Chaisson received a Bachelor of Science in Engineering from the U.S. Military Academy at West Point and a Masters of Business Administration and Entrepreneurship from DePaul University in Chicago Illinois.

Tim Shanahan
Co-Portfolio Manager
Tim Shanahan, CFP and Chief Investment Officer of Compass Capital, a position he has held since 1984.  Mr. Shanahan shares primary responsibility for management of each Fund's investment portfolio and has served in this capacity since August 2015. Mr. Shanahan is a 36 year industry veteran advising high net worth individuals, corporate executives, retirement plans, and companies. Tim served as past President and Chairman of the Greater Boston Society of the Institute of Certified Financial Planners. He is a founding principal of the Compass Institute for Professional Education & Development (CIPED) which provides continuing education programs to financial advisors. He serves as a securities industry arbitrator with the Financial Industry Regulatory Authority (FINRA) Dispute Resolution Inc. Prior to founding Compass Capital, Mr. Shanahan was president of Alternative Financial Planning Associates (AFPA), a division of Alternative Investment Corporation of Boston.  He received a BA in Psychology from Suffolk University in Boston in 1975.

Each Fund will continue to pursue the same investment objective and strategies as was the case under the previous interim investment advisory agreement and previous advisory agreement.
The terms and conditions of the Interim Advisory Agreement are substantially identical to those of the previous interim investment advisory agreement and previous advisory agreement, and the Interim Advisory Agreement provides for the same advisory fee payable to Cavalier Investments by each Fund.  The foregoing notwithstanding, the Interim Advisory Agreement does differ from the previous advisory agreement in that it provides for the following terms required of such agreements by Rule 15a-4 under the 1940 Act: (i) the advisory fee otherwise payable under the Interim Advisory Agreement is held in an interest-bearing escrow account to be paid to Cavalier Investments pending approval by shareholders of each Fund of a permanent investment advisory agreement for such Fund; (ii) the term of the Interim Advisory Agreement is the earlier of 150 days from the date of the agreement or the date that a new investment advisory agreement is approved by the shareholders of the Funds; and (iii) the Interim Advisory Agreement may be terminated by the Board on 10 days' written notice to Cavalier Investments.  If shareholders of a Fund do not approve a new investment advisory agreement within 150 days from the date of the Interim Advisory Agreement, Cavalier Investments will be paid the lesser of the costs incurred in performing services for such Fund under the Interim Advisory Agreement or the total amount in the escrow account, including interest earned.
The Board will call a shareholder meeting at which shareholders will be asked to approve an investment advisory agreement with Cavalier Investments.  Investors should anticipate receiving a proxy statement soliciting their approval of a new investment advisory agreement in the near future.  If shareholders of a Fund do not approve a permanent investment advisory agreement within the 150-day period specified under Rule 15a-4 of the 1940 Act, the Board will take such action as it deems necessary and in the best interests of such Fund and its shareholders.

Investors Should Retain This Supplement for Future Reference
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